EXHIBIT 99.1

Norwegian Cruise Line Holdings Ltd. Announces Transfer to the New York Stock Exchange

MIAMI, Dec. 07, 2017 (GLOBE NEWSWIRE) -- Norwegian Cruise Line Holdings Ltd. (Nasdaq:NCLH) (“Norwegian Cruise Line Holdings” or the “Company”) today announced the pending transfer of its ordinary shares from the Nasdaq Global Select Market (“Nasdaq”) to the New York Stock Exchange (“NYSE”).  The Company expects to begin trading on the NYSE on December 19, 2017, under its current ticker symbol “NCLH”.  The Company will continue to trade on Nasdaq until the transfer is complete.

“We are pleased to partner with the New York Stock Exchange as the new home for our stock listing and look forward to joining the collection of preeminent companies listed on the exchange,” said Frank Del Rio, president and chief executive officer of Norwegian Cruise Line Holdings. “This move marks the latest initiative in our continuous drive to increase our Company’s profile in the marketplace and enhance shareholder value by drawing on the NYSE’s unique competencies and capabilities which make it the ideal listing platform for our Company.  We are grateful for the support Nasdaq has provided us over the last five years since our successful IPO and our inclusion in the prestigious Nasdaq-100,” continued Del Rio.

“We are delighted to welcome Norwegian Cruise Line Holdings to the NYSE community,” said NYSE President, Tom Farley. “As the operator of three award-winning cruise brands -- Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises -- Norwegian Cruise Line Holdings has been creating treasured vacation memories for its guests for over 50 years. We are committed to a long-term partnership with Norwegian Cruise Line Holdings and its shareholders and look forward to being a valued partner in the company’s future growth by providing the highest quality markets and services.”

About Norwegian Cruise Line Holdings Ltd.

Norwegian Cruise Line Holdings Ltd. (Nasdaq:NCLH) is a leading global cruise company which operates the Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises brands.

With a combined fleet of 25 ships with approximately 50,400 berths, these brands offer itineraries to more than 510 destinations worldwide. The Company will introduce seven additional ships through 2025, and has an option to introduce two additional ships for delivery in 2026 and 2027.

Norwegian Cruise Line is the innovator in cruise travel with a 50-year history of breaking the boundaries of traditional cruising.  Most notably, Norwegian revolutionized the cruise industry by offering guests the freedom and flexibility to design their ideal cruise vacation on their schedule with no set dining times, a variety of entertainment options and no formal dress codes. Today, Norwegian invites guests to enjoy a relaxed, resort- style cruise vacation on some of the newest and most contemporary ships at sea with a wide variety of accommodations options, including The Haven by Norwegian®, a luxury enclave with suites, private pool and dining, concierge service and personal butlers. Norwegian Cruise Line sails around the globe, offering guests the freedom and flexibility to explore the world on their own time and experience up to 27 dining options, award-winning entertainment, superior guest service and more across all of the brand’s 15 ships.

Oceania Cruises offers an unrivaled vacation experience renowned for the finest cuisine at sea and destination-rich itineraries that span the globe. Expertly crafted voyages aboard designer-inspired, intimate ships call on ports across Europe, Asia, Africa, Australia, New Zealand, the South Pacific and the Americas.

Celebrating its 25th anniversary in 2017, Regent Seven Seas Cruises offers the industry’s most inclusive luxury experience aboard its all-suite fleet. A voyage with Regent Seven Seas Cruises includes all-suite accommodations, round-trip domestic air and business-class air on intercontinental flights from U.S. and Canada, highly personalized service, exquisite cuisine, fine wines and spirits, unlimited internet access, sightseeing excursions in every port, gratuities, ground transfers and a pre-cruise hotel package for guests staying in concierge-level suites and higher.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release constitute forward-looking statements within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this release, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including expected fleet additions, development plans, objectives relating to our activities and expected performance in new markets), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like "expect," "anticipate," "goal," "project," "plan," "believe," "seek," "will," "may," "forecast," "estimate," "intend," "future," and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events; the risks and increased costs associated with operating internationally; our expansion into and investments in new markets; breaches in data security or other disturbances to our information technology and other networks; the spread of epidemics and viral outbreaks; adverse incidents involving cruise ships; changes in fuel prices and/or other cruise operating costs; any impairment of our tradenames or goodwill; our hedging strategies; our inability to obtain adequate insurance coverage; our substantial indebtedness, including the ability to raise additional capital to fund our operations, and to generate the necessary amount of cash to service our existing debt; restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business; the significant portion of our assets pledged as collateral under our existing debt agreements and the ability of our creditors to accelerate the repayment of our indebtedness; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; fluctuations in foreign currency exchange rates; overcapacity in key markets or globally; our inability to recruit or retain qualified personnel or the loss of key personnel; future changes relating to how external distribution channels sell and market our cruises; our reliance on third parties to provide hotel management services to certain ships and certain other services; delays in our shipbuilding program and ship repairs, maintenance and refurbishments; future increases in the price of, or major changes or reduction in, commercial airline services; seasonal variations in passenger fare rates and occupancy levels at different times of the year; our ability to keep pace with developments in technology; amendments to our collective bargaining agreements for crew members and other employee relation issues; the continued availability of attractive port destinations; pending or threatened litigation, investigations and enforcement actions; changes involving the tax and environmental regulatory regimes in which we operate; and other factors set forth under "Risk Factors" in our most recently filed Annual Report on Form 10-K and subsequent filings by the Company with the Securities and Exchange Commission. The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Investor Relations & Media Contacts
Andrea DeMarco
(305) 468-2339 InvestorRelations@nclcorp.com Jordan Kever (305) 436-4961